Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 189,362	$ 182,809	$ 206,950
Denominator:
Weighted average common shares outstanding-basic	56,719	56,317	51,277
Dilutive share options and restricted share units	360	545	954
Weighted average common shares outstanding-diluted	57,079	56,862	52,231
Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$ 3.34	$ 3.25	$ 4.04
Diluted	$ 3.32	$ 3.21	$ 3.96